Exhibit 99(a)

            FIRST AMENDED AND RESTATED CONTRIBUTION AGREEMENT

            This FIRST AMENDED AND RESTATED CONTRIBUTION AGREEMENT is made as of this 3rd day of October, 1991, by and between SEARS, ROEBUCK AND CO., a New York corporation ("Sears"), having its office at Sears Tower, Chicago, Illinois 60684 and SEARS RECEIVABLES FINANCING GROUP, INC., a Delaware corporation ("SRFG"), having its office at 3711 Kennett Pike, Greenville, Delaware 19807.

            WHEREAS, Sears and SRFG are parties to the Contribution Agreement dated as of October 3, 1991 by and between Sears and SRFG (the "Original Contribution Agreement"); and

            WHEREAS, the parties hereto desire to amend and restate the Original Contribution Agreement to permit Sears to contribute additional capital to SRFG in the form of Receivables;

            NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                ARTICLE I

                           CERTAIN DEFINITIONS

            As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

            "Account" shall mean an open-end retail charge plan for specified Persons, maintained by Sears or an affiliate of Sears with respect to the sale of goods or services, receivables under which are transferred to SRFG pursuant to this Agreement or the Purchase Agreement. No Account shall be a Charged-Off Account as of the Account Selection Date. Each Account shall be identified by account number on
Schedule 1 to the Pooling and Servicing Agreement. The definition of Account shall include each account (a "Transferred Account") into which an Account shall be transferred provided that (i) such transfer was made in accordance with the Credit Guidelines (as defined in the Pooling and Servicing Agreement) and (ii) such Transferred Account can be traced or identified as an account into which an Account has been transferred.
The term "Account" shall be deemed to refer to an Additional Account only from and after the Additional Account Cut-Off Date with respect thereto.
            "Account Selection Date" shall mean, for any Account, the last day of the Due Period ending in June 1991.

            "Add-ons" shall mean Receivables arising in the Accounts after the Cut-Off Date.

            "Addition Date" shall mean the date of an Additional
Assignment as described in Section 5.03.

            "Additional Account Cut-Off Date" shall have the meaning specified in Section 5.03 hereof.

            "Additional Accounts" shall have the meaning specified in
Section 5.03 hereof.

            "Additional Assignment" shall have the meaning specified in
Section 5.03 hereof.

            "Agreement" shall mean this First Amended and Restated Contribution Agreement and all amendments hereof and supplements hereto.

            "Billing Cycle" shall mean, with respect to any Account, the billing cycle for such Account as determined by Sears or the applicable affiliate of Sears in accordance with its normal practice.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Chicago, Illinois, Phoenix, Arizona or the city in which the Corporate Trust Office (as defined in the Pooling and Servicing Agreement) is located, are authorized or obligated by law or executive order to be closed.

            "Charged-Off Account" shall mean each Account with respect to which the Receivables in such Account have been charged-off as uncollectible.

            "Closing Date" shall mean the closing date of the transactions contemplated under Section 2.01 of the Pooling and Servicing Agreement.

            "Collections" shall mean (i) all payments including Insurance Proceeds, if any, received by Sears or an affiliate of Sears in respect of the Receivables at one of its central administrative units charged with processing funds and recording them in Sears or such affiliate's records, as applicable, in the form of cash, checks, wire transfers, ATM transfers or other forms of payment in accordance with a Credit Agreement in effect from time to time and (ii) amounts treated as Collections pursuant to various provisions of the Pooling and Servicing Agreement. A Collection processed on an Account in excess of the aggregate amount of Receivables in such Account shall be credited to such Account or refunded to the Obligor by Sears or an affiliate of Sears in accordance with its normal practice.

            "Contributed Receivables" shall mean that portion of the Receivables transferred to SRFG pursuant to this Agreement.

            "Credit Agreement" shall mean, with respect to an Account, the contract governing such Account.

            "Cut-Off Date" shall mean, for any Account, the last day of the Due Period ending in August 1991. The Cut-Off Dates for the
Accounts are sometimes collectively referred to as the "Cut-Off Date."

            "Date of Processing" shall mean with respect to any transaction, the date on which such transaction is first recorded on the computer master file of credit accounts maintained on behalf of SRFG at one of Sears or an affiliate of Sears central administrative units charged with processing funds and recording them in Sears or such affiliate's records (without regard to the effective date of such recordation).

            "Distribution Date" shall mean October 15, 1991 and the 15th day of each calendar month thereafter, or, if such 15th day is not a Business Day, the next succeeding Business Day.

            "Due Period" shall mean, with respect to any Account at any time, the period included in each monthly Billing Cycle applicable to such Account. When used with respect to all the Accounts and related to a Distribution Date, "Due Period" shall mean, collectively, the respective Due Periods applicable to each of the Accounts, which commenced in the second preceding calendar month and ended in the calendar month next preceding such Distribution Date, and shall be referred to herein as a "related Due Period" with reference to a Distribution Date.

            "Insurance Proceeds" shall mean any amounts recovered pursuant to any credit life insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

            "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, encumbrance, lien or other security agreement, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing, except that statutory and other non-consensual liens shall not be Liens.

            "Obligor" shall mean with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof.

            "Person" shall mean, an individual, a partnership or a Corporation. The term "Corporation" for the purposes of the preceding sentence only shall mean a corporation, joint stock company, business trust or other similar association.

            "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement by and among Sears as Servicer, SRFG as Seller and Bank of America Illinois (formerly Continental Bank, National Association) as Trustee, dated as of September 15, 1991, as amended, providing for the issuance of credit account pass-through certificates.

            "Purchase Agreement" shall mean the First Amended and Restated Purchase Agreement between Sears and SRFG dated as of the Closing Date and all amendments thereof and supplements thereto.

            "Receivable" shall mean any amount owing by the Obligors under an Account from time to time, including, without limitation, amounts owing for the payment of goods and services, finance charges and other charges, if any. A Receivable shall be deemed to have been created at the end of the day on the Date of Processing of such Receivable. A Receivable shall not include any receivable in a Charged-Off Account.

            "Sears" shall mean Sears, Roebuck and Co., a New York corporation, and its successors and assigns.

            "Seller Interest" on any date of determination, shall mean the Seller Interest on such date as defined in the Pooling and Servicing Agreement.

            "SRFG" shall mean Sears Receivables Financing Group, Inc., a Delaware corporation, its successors and assigns.

            "Trustee" shall mean the institution executing the Pooling and Servicing Agreement as Trustee, or its successors in interest, or any successor trustee appointed as therein provided.

            "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

                               ARTICLE II

                 CONTRIBUTION OF RECEIVABLES AS CAPITAL

            Section 2.01 Contribution of Receivables. In reliance upon the representations and warranties of SRFG contained herein, and subject to the terms and conditions set forth herein, Sears hereby contributes certain of the Receivables in an amount equal to the Seller Interest as of the Closing Date to SRFG. Simultaneously with the Closing Date transactions pursuant to the Pooling and Servicing Agreement, Sears hereby transfers, assigns and otherwise conveys to SRFG, without recourse, all right, title and interest of Sears in and to the Contributed Receivables existing as of the Cut-Off Date and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Illinois) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such transfer, assignment or conveyance is deemed not to constitute a valid transfer and assignment to SRFG of all right, title and interest of Sears in and to such property, Sears does hereby grant to SRFG a security interest therein to secure the obligations of Sears under this Agreement and the Purchase Agreement.

            Section 2.02  The Closing.  The contribution of the
Contributed Receivables shall take place at a closing (the "Closing") at the offices of Latham & Watkins, 5800 Sears Tower, Chicago, Illinois 60606 on the Closing Date, simultaneously with the closings under the Purchase Agreement and the Pooling and Servicing Agreement.

                               ARTICLE III

                     REPRESENTATIONS AND WARRANTIES

            Section 3.01 Representations and Warranties of SRFG. SRFG hereby represents and warrants to Sears as of the date hereof:

                  (a)   Organization, etc.  SRFG has been duly
incorporated and is validly existing as a corporation and in good standing under the laws of the State of Delaware, and has full corporate power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

                  (b) Due Authorization. The execution, delivery and performance by SRFG of this Agreement have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of SRFG, and do not and will not conflict with or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or to the best of SRFG's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Agreement is the valid, binding and enforceable obligation of SRFG, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought.

            Section 3.02. Representations and Warranties of Sears. Sears hereby represents and warrants to SRFG as of the date hereof:

                  (a)   Organization, etc.  Sears has been duly
incorporated and is validly existing as a corporation and in good standing under the laws of the State of New York, and has full corporate power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

                  (b) Due Authorization. The execution, delivery and performance by Sears of this Agreement have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Amended and Restated Certificate of Incorporation or By-Laws of Sears, and do not and will not conflict with or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it or its subsidiaries (whether or not consolidated) taken as a whole, or to the best of Sears knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Agreement is the valid, binding and enforceable obligation of Sears except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally, general principles of equity (whether considered in a proceeding at law or in equity) or the discretion of the court before which any proceeding therefor may be brought.

                  (c) Accuracy of Information. All information heretofore furnished by Sears in writing to SRFG for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified.

                               ARTICLE IV

                             ADDITIONAL ACTS

            Section 4.01 Computer Files Marked. Sears shall, at its own expense, on or prior to the date hereof, indicate in its computer files or in the computer files of its affiliates, as applicable, that Receivables created in connection with the Accounts have been contributed to SRFG pursuant to this Agreement or sold to SRFG pursuant to the Purchase Agreement and deliver to SRFG (or to the Trustee on SRFG's behalf), a computer file, hard copy or microfiche list containing a true and complete list of all such Accounts, identified by account number.

            Section 4.02 Evidence of UCC Filing. Simultaneously herewith, Sears shall record and file, at its own expense, one or more financing statements with respect to the Receivables now existing and hereafter created for the sale or transfer of accounts, general intangibles or chattel paper as defined in Sections 9-105 and 9-106 of the UCC as in effect in the State of Illinois meeting the requirements of Illinois law, in such manner as is necessary to perfect the transfer, assignment and conveyance of such Receivables to SRFG, and shall deliver a file-stamped copy of such financing statement or other evidence of such filing to SRFG.

            Section 4.03 Receipt. Simultaneously herewith, SRFG shall deliver to Sears a receipt acknowledging the assignment to it of the Contributed Receivables.

                                ARTICLE V

                           COVENANTS OF SEARS

            Sears agrees with SRFG as follows; provided, however, that to the extent that any provision of this Article V conflicts with any provision of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall govern:

            Section 5.01  Protection of Right, Title and Interest.

                  (a) Initial Filing. Sears shall cause all financing statements and continuation statements and any other necessary documents covering SRFG's right, title and interest to the Receivables to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of SRFG hereunder to all property transferred, assigned or otherwise conveyed hereunder. Sears shall deliver to SRFG file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. SRFG shall cooperate fully with Sears in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 5.01(a).

                  (b) Name Change. Within fifteen days after Sears makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in Illinois, Sears shall give SRFG notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the SRFG security interest in the Receivables and the proceeds thereof.

            Section 5.02 Security Interests. Except for the conveyances hereunder and pursuant to the Purchase Agreement and the Pooling and Servicing Agreement, Sears will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether existing as of the Cut-Off Date or thereafter created, or any interest therein, and Sears shall defend the right, title and interest of SRFG in, to and under such Receivables, whether existing as of the Cut-Off Date or thereafter created, against all claims of third parties claiming through or under Sears; provided, however, that Sears obligations under this Section 5.02 shall terminate upon the termination of the Sears Credit Account Trust 1991 D pursuant to the Pooling and Servicing Agreement. The conveyance of existing or future Receivables to SRFG, or grant of a security interest therein, under this Agreement shall, in the case of Receivables arising under a Credit Agreement that constitutes chattel paper or a part of chattel paper, be deemed to include a conveyance of an interest in, or grant of a security interest in, such chattel paper to the extent necessary to fully perfect the interest of SRFG in such Receivables.

            Section 5.03 Additional Accounts. Any designation of additional credit accounts ("Additional Accounts") to be contributed to SRFG by Sears pursuant hereto and pursuant to the Purchase Agreement shall be effective as of the Additional Account Cut-Off Date specified by SRFG and set forth in the Additional Assignment (as defined below), and shall be accomplished by the delivery to SRFG by Sears of an executed written assignment (the "Additional Assignment") substantially in the form of Annex A hereto and a computer file, hard copy or microfiche list containing a true and complete list of all Additional Accounts identified by account number.

            Section 5.04 Contribution of Add-ons. Sears hereby contributes to SRFG, on each Distribution Date, all Add-ons created in the Accounts during the Due Period related to such Distribution Date which Sears has elected (in a writing executed subsequent to the date of this Agreement) to contribute to SRFG pursuant to this Agreement and the Purchase Agreement.

                               ARTICLE VI

                        MISCELLANEOUS PROVISIONS

            Section 6.01 Obligations of Sears. The obligations of Sears to SRFG under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Account.

            Section 6.02 Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by Sears and SRFG. Sears and SRFG shall promptly give notice of any such amendment to Moody's Investors Service Inc.

            Section 6.03 Waivers. No failure or delay on the part of SRFG in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

            Section 6.04 Notices. All communications and notices pursuant hereto to either party shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown in the opening portion of this Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex. In the case of Sears, such notice shall be directed to the attention of Senior Vice President, General Counsel and Secretary, and in the case of SRFG such notice shall be directed to the attention of the Secretary.

            Section 6.05 Costs and Expenses. Sears agrees to pay all reasonable out-of-pocket costs and expenses of SRFG, excluding fees and expenses of counsel, in connection with the perfection and continuation as against third parties of SRFG's right, title and interest in and to the Receivables and the enforcement of any obligation of Sears hereunder.

            Section 6.06 Confidential Information. SRFG agrees that it will neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of SRFG's rights hereunder, under the Accounts, under any Pooling and Servicing Agreement or as required by law.

            Section 6.07 Headings and Cross-references. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

            Section 6.08  Governing Law.  This Agreement and each
assignment shall be governed by and construed in accordance with the internal laws of the State of Illinois.

            Section 6.09 Effectiveness. The parties hereto shall deem this Agreement to be effective as of October 3, 1991.


            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of this 31st day of March, 1995.


                                    SEARS, ROEBUCK AND CO.



                              By:
                              Name: Alice M. Peterson
                              Title:      Vice President and Treasurer


                              SEARS RECEIVABLES FINANCING GROUP, INC.



                              By:
                              Name: Larry R. Raymond
                              Title:      Vice President, Finance

                                                                 ANNEX A

                      FORM OF ADDITIONAL ASSIGNMENT


            ADDITIONAL ASSIGNMENT No. _____, dated as of _________, 19__, by Sears, Roebuck and Co., a New York corporation ("Sears"), to Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG") pursuant to the Contribution Agreement referred to below.

                          W I T N E S S E T H:

            WHEREAS, Sears and SRFG are parties to the First Amended and Restated Contribution Agreement, dated as of October 3, 1991
(hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Contribution Agreement");

            WHEREAS, pursuant to the Contribution Agreement and the Purchase Agreement, Sears wishes to designate Additional Accounts to be included as Accounts and to contribute the Receivables of such Additional Accounts, existing as of the Additional Account Cut-Off Date, to SRFG (as each such term is defined in the Contribution Agreement).

            NOW THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, SRFG and Sears hereby agree as follows:

            1. Defined Terms. All capitalized terms defined in the Contribution Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

            "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, ________, 19___.

            "Additional Account Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, the first day of the Due Period ending in ___________, 19___.

            2. Designation of Additional Accounts. Sears does hereby deliver herewith a computer file, hard copy or microfiche list containing a true and complete list of each credit account which as of the Additional Account Cut-Off Date shall be deemed to be an Additional Account, such accounts being identified by account number. Such list is marked as Schedule 1 to this Additional Assignment and is hereby incorporated into and made a part of this Additional Assignment and
Schedule 1 attached to the Pooling and Servicing Agreement.

            3.    Conveyance of Receivables.

                  (a) Sears hereby transfers, assigns and otherwise conveys to SRFG, without recourse, all right, title and interest of Sears in and to the Receivables existing on and after the Additional Account Cut-Off Date and thereafter created in the Additional Accounts designated hereby, all monies due or to become due with respect thereto, and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Illinois) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such sale, transfer, assignment or conveyance is deemed not to constitute a valid transfer and assignment to SRFG of all right, title and interest of Sears in and to such property, Sears does hereby grant to SRFG a security interest therein to secure the obligations of Sears under this Additional Assignment, the Contribution Agreement and the Purchase Agreement.

                  (b) In connection with such transfer, Sears agrees to record and file, at its own expense, a financing statement with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to all such Receivables) for the transfer of accounts, general intangibles or chattel paper as defined in Sections 9-105 and 9-106 of the UCC as in effect in the State of Illinois meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the transfer and assignment of such Receivables to SRFG, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to SRFG on or prior to the date of this Additional Assignment.

            (c) In connection with such transfer, Sears further agrees, at its own expense, on or prior to the date of this Additional Assignment to indicate, or to cause to be indicated, in Sears computer files or in the computer files of an affiliate of Sears, as applicable, that Receivables created in connection with the Additional Accounts designated hereby have been transferred to SRFG pursuant to this Additional Assignment.

            4. Acceptance by SRFG. SRFG hereby acknowledges its acceptance of all right, title and interest previously held by Sears in and to the Receivables now existing and hereafter created in the Additional Accounts designated hereby. SRFG further acknowledges that, prior to or simultaneously with the execution and delivery of this Additional Assignment, Sears delivered to SRFG (or to the Trustee on SRFG's behalf) the computer file, hard copy or microfiche list described in Section 2 of this Additional Assignment.

            5. Amendment of the Contribution Agreement. The Contribution Agreement is hereby amended by providing that all references to the "Contribution Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Contribution Agreement as supplemented by this Additional Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Contribution Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Contribution Agreement.

            6. Counterparts. This Additional Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.



            IN WITNESS WHEREOF, the undersigned have caused this Additional Assignment of Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                              SEARS, ROEBUCK AND CO.



                              By:
                              Name:
                              Title:


                              SEARS RECEIVABLES FINANCING GROUP, INC.



                              By:
                              Name:
                              Title: